Exhibit 99.14

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTIION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tonga Capital Corp (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I , Jeffrey Ploen, Chief Executive Officer of the Company, certify, pursuant to 18 USC 1350, as adopted pursuant to 906 of the Sarbancs-Oxley Act of 2002, that to the best of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ Jeffrey Ploen
                                     Jeffrey Ploen, Chief Executive Officer &
                                                   Chief Financial Officer

Dated: December 1, 2004